SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2003

RENAL CARE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27640	62-1622383

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 West End Avenue, Suite 600, Nashville, Tennessee 37203

(Address, including zip code, of principal executive offices)

(615) 345-5500

(Registrant’s telephone number, including area code)

SIGNATURES
INDEX TO EXHIBITS
PRESS RELEASE 02/25/03

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1 Press Release issued February 25, 2003.

Item 9. Regulation FD Disclosure.

     On February 25, 2003, Registrant issued the press release attached to this filing as Exhibit 99.1 announcing its financial results for the quarter and fiscal year ended December 31, 2002.

     On February 26, 2003, during its conference call to discuss those financial results an officer of Registrant stated: “Based on our recent performance and the effectiveness of our stock repurchase program, the Company is raising its EPS guidance for 2003 to between $2.06 and $2.10 exclusive of the $0.07 per share charge we will take in the first quarter of 2003 due to previously announced retirement package granted to Sam Brooks.”

     The information in this current report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This current report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. The Registrant undertakes no duty to update the information in this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAL CARE GROUP, INC.

	By:	/s/ R. Dirk Allison

	Name:	R. Dirk Allison

	Title:	Chief Financial Officer

Date: February 27, 2003

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

99.1	Press release issued February 25, 2003